UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of report (Date of earliest event reported): August 11, 2006
VITRIA TECHNOLOGY, INC.
(Exact name of registrant as specified in charter)

Delaware	000-27207	77-0386311
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
945 Stewart Drive
Sunnyvale, CA 94085
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 212-2700
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.
Approval of Restructuring Plans
On August 11, 2006, the Board of Directors of Vitria Technology, Inc. approved a plan designed to reduce Vitria’s cost structure by between 20% and 25%. The company expects to incur a severance charge of approximately $900,000 in the third quarter of 2006 in connection with a workforce reduction, most of which will be completed during the current quarter. The company's plan also includes an examination of its leased property requirements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITRIA TECHNOLOGY, INC.
Dated: August 15, 2006	By:	/s/ Michael D. Perry
Michael D. Perry
Senior Vice President and Chief Financial Officer